                                                              EXHIBIT 10(13)

                                     SCHEDULE ONE
                           TO EMPLOYMENT AGREEMENT BETWEEN
              JUSTIN F. DEEDY, JR. AND SUPERIOR TELECOMMUNICATIONS INC.

                                THE ALPINE GROUP, INC.
                            SENIOR MANAGEMENT COMPENSATION
                                         AND
                                  INCENTIVE PROGRAM


I.   NAME:          Justin F. Deedy, Jr.

II.  POSITION:      President, Superior Telecommunications Inc.

III. ANNUAL CASH BONUS INCENTIVE:

    A. Your standard annual cash bonus incentive (as a percentage of your base salary) is 30%.

    B. The actual annual cash bonus incentive paid will be determined based on your "Weighted Overall Annual Performance" (WOAP). A worksheet for calculating WOAP is included as Attachment A.

    C. WOAP will be based on: (1) quantitative financial performance for the fiscal year (weighted at 75%), and (2) subjective assessment of job performance (weighted at 25%).

    D. The financial performance component will be based on EBITDA return on net assets (the "Return Ratio") for FY96.

         For FY96 financial performance measurement, the actual Return Ratio will be measured against: (1) FY96 budget (and weighted 67%), and (2) FY96 pro forma results (and weighted 33%). Attachment B includes the Return Ratio for the FY96 budget and the FY95 pro forma results. Attachment C includes current year performance against budget.

    E. The actual annual cash bonus incentive will be calculated by converting your standard bonus to an actual bonus, based on your WOAP and the conversion matrix included on Attachment D.

    F. As previously discussed with you, a component of your annual cash bonus incentive award may be paid in shares of Company stock under terms and conditions previously described to you.

 IV. LONG TERM INCENTIVE AWARD:

    A. Long term incentives are intended to be awarded annually; however, any such awards are totally at the discretion of the Compensation Committee.

    B.   Your long term incentive award for FY96 consists of the following:

         (i)       Basis stock option grant:  31,900 shares

         (ii)      Standard performance stock option grant 31,900 shares

    C.   Basis stock option grant - major provisions:

         (i)       Grant date:  November 15, 1995

         (ii)      Exercise price:  $5.25 per share (FMV on Grant Date)

         (iii)     Vesting provisions:  33% per year

         (iv)      Vesting start date:  May 1, 1995

         (v)       Term of option:  10 years

    D.   Performance stock option grant - major provisions:

         (i) Standard performance stock option grants are adjusted based on the actual weighted average 3-year Return Ratio as compared to the targeted 3-year Return Ratio (see Attachment
                   E). The number of shares of the standard performance stock option grant will be adjusted at the end of the 3-year period (end of FY98) based again on the conversion matrix included as Attachment D

         (ii)      Vesting:  3-year cliff

         (iii)     Exercise price per share:  $5.25

         (iv)      Option term:  10 years

                                     ATTACHMENT A

THE ALPINE GROUP INC.                                                  11/29/95
ANNUAL CASH BONUS PROGRAM
WORKSHEET FOR CALCULATION OF WEIGHTED OVERALL ANNUAL PERFORMANCE



I. FINANCIAL PERFORMANCE                            %

PERFORMANCE AGAINST PLAN                         ACHIEVED

   EBITDA RETURN ON NET ASSETS (EXPRESSED AS
    A PERCENTAGE OF PLAN)                         90%

   WEIGHTED PERCENTAGE                            67%
                                                  ----
     TOTAL WEIGHTED % FROM FINANCIAL
      PERFORMANCE AS MEASURED AGAINST PLAN        60%
                                                  -----
PERFORMANCE AGAINST PRIOR YEAR

   EBITDA RETURN ON NET ASSET (EXPRESSED AS A
    PERCENTAGE OF PRIOR YEAR)                     106%

   WEIGHTING PERCENTAGE                            33%
                                                  -----
     TOTAL WEIGHTED % FROM FINANCIAL
      PERFORMANCE AS MEASURED AGAINST
      PRIOR YEAR                                   35%
                                                  -----

     TOTAL OF FINANCIAL PERFORMANCE                95%

     TOTAL WEIGHTING OF FINANCIAL PERFORMANCE
      TO TOTAL PERFORMANCE                         75%
                                                  -----           -----

     TOTAL WEIGHTED PERFORMANCE % ATTACHED TO
      FINANCIAL PERFORMANCE                                        71%
                                                                  ------
II. INDIVIDUAL PERFORMANCE

INDIVIDUAL PERFORMANCE EVALUATION AGAINST
 EXPECTATIONS (100% = EXPECTED PERFORMANCE)      100.0%

     TOTAL WEIGHTING OF INDIVIDUAL PERFORMANCE
      TO TOTAL PERFORMANCE                        25.0%
                                                 ------           -------

     TOTAL WEIGHTED PERFORMANCE % ATTRIBUTED
      TO INDIVIDUAL PERFORMANCE                                     25%
                                                                  --------

TOTAL WEIGHTED PERFORMANCE % (REFER TO MATRIX
 TO CONVERT TO BONUS PERCENTAGE)                                    96%
                                                                   -------
                                                                   -------

                                      ATTACHMENT B



                                THE ALPINE GROUP, INC.

                                 RETURN ON NET ASSETS


                                                FULL
                                             FISCAL 1996
                               ------------------------------------
                                                            PLAN
                                 PLAN      PRIOR YEAR      AVERAGE
                                EBITDA       EBITDA       NET ASSETS
                               --------    -----------    ----------
Superior              $         32,908       29,421         166,011
                      %          19.8%       17.7%

BMI France            $         11,215       6,150           58,425
                      %          19.2%       10.5%

DNE                   $          3,408       2,608           11,669
                      %          29.2%       22.3%

Alpine                $         43,838      35,373          239,841
                      %          18.3%       14.7%


                               ATTACHMENT C

THE ALPINE GROUP, INC.
RETURN ON NET ASSETS SUMMARY FISCAL 1996

                           DNE                         BMI FRANCE                          SUPERIOR
               ----------------------------  ------------------------------   ------------------------------
               ACTUAL       BUDGET              ACTUAL      BUDGET               ACTUAL      BUDGET
              ADJUSTED     ADJUSTED   BUDGET   ADJUSTED    ADJUSTED    BUDGET   ADJUSTED    ADJUSTED   BUDGET
             NET ASSETS   NET ASSETS  EBITDA  NET ASSETS  NET ASSETS   EBITDA  NET ASSETS  NET ASSETS  EBITDA
             ----------   ----------  ------  ----------  ----------  -------- ----------  ----------  -------
MAY             10,754      11,480     (89)     63,274     64,731         982     136,352    139,309(1)  1,847

JUNE            11,443      11,635      169     65,417     65,274       1,399     164,232    175,206     3,429

JULY            11,906      12,093      324     65,065     64,764       1,023     152,393    173,719     2,722

AUGUST          12,307      12,046       90     66,136     62,299       1,013     151,584    170,155     2,839

SEPTEMBER       12,004      12,867      204     67,284     61,174       1,065     145,660    168,659     3,603

OCTOBER         12,452      12,860      609     69,760     58,532         853     149,666    167,409     2,682

NOVEMBER        11,558      11,821       72     68,249     56,390         959     141,113    169,334     2,193

DECEMBER             0      11,157      171          0     54,666         621           0    170,677     2,131

JANUARY              0      11,700      723          0     52,999         796           0    164,665     2,170

FEBRUARY             0      11,338      426          0     53,456         257           0    163,725     2,760

MARCH                0      10,785      276          0     52,553         923           0    165,113     3,690

APRIL                0      10,242      424          0     53,765       1,324           0    164,164     2,842
               --------     ------    ------    -------   --------     -------    -------    -------    ------
AVERAGE
 ADJUSTED
 NET ASSETS     11,775      11,669    3,408     66,455     58,425      11,215     148,714    166,011    32,908

YTD EBITDA -
 ACTUAL            539                           6,918                           18,977

YTD EBITDA -
 BUDGET          1,388                           7,294                           19,315

ANNUALIZED
 EBITDA            924                          11,859                           32,532

YTD RETURN ON
  NET ASSETS -
  ACTUAL(2)        7.8%                          17.8%                            21.9%

YTD RETURN ON
 NET ASSETS -
 BUDGET(2)        19.6%                          20.2%                            19.9%

FISCAL 1996 PLAN
 RETURN ON NET
 ASSETS                      29.2%                          19.2%                            19.8%




                         ALPINE GROUP
             --------------------------------
               ACTUAL      BUDGET
              ADJUSTED    ADJUSTED    BUDGET
             NET ASSETS  NET ASSETS   EBITDA
             ----------  ----------   -------
MAY            208,637     213,238     2,432

JUNE           240,230     249,655     4,689

JULY           233,347     253,372     3,761

AUGUST         234,744     247,777     3,643

SEPTEMBER      228,139     246,251     4,564

OCTOBER        228,160     242,610     3,836

NOVEMBER       225,280     242,239     2,916

DECEMBER             0     241,716     2,615

JANUARY              0     234,841     3,381

FEBRUARY             0     234,778     3,135

MARCH                0     235,634     4,581

APRIL                0     235,976     4,285
               --------   --------    -------
AVERAGE
 ADJUSTED
 NET ASSETS    228,362     239,841    43,838

YTD EBITDA -
 ACTUAL         23,967

YTD EBITDA -
 BUDGET         25,841

ANNUALIZED
 EBITDA         41,086

YTD RETURN ON
  NET ASSETS -
  ACTUAL(2)      18.0%

YTD RETURN ON
 NET ASSETS -
 BUDGET(2)       18.3%

FISCAL 1996 PLAN
 RETURN ON NET
 ASSETS                     18.3%




1 WEIGHTED TO REFLECT THE MAY 11, 1995 ACQUISITION OF ALCATEL'S NORTH AMERICAN WIRE AND CABLE OPERATIONS

2   ANNUALIZED

                             ATTACHMENT D

                 SENIOR MANAGEMENT COMPENSATION PROGRAM

                    ANNUAL CASH BONUS PROGRAM AND

                   PERFORMANCE STOCK OPTION GRANTS



                   STANDARD TO ACTUAL CONVERSION MATRIX



 ANNUAL WEIGHTED              PERCENT OF
OVERALL PERFORMANCE         STANDARD BONUS
-------------------         ---------------
less than 70%                       0%
          70%                      50%
          85%                      75%
         100%                     100%
         115%                     125%
         130%                     150%


                                     ATTACHMENT E


                                THE ALPINE GROUP, INC.

                 WORKSHEET FOR CALCULATING 3-YEAR OVERALL PERFORMANCE
                                      PERCENTAGE

                                  NOVEMBER 16, 1995



EBITDA RETURN                         FY96      FY97      FY98
  on Net Assets                      ------    ------    ------
  - Plan                               (1)       (1)       (1)
  - Actual                             (A)       (A)       (A)
                                     ------    ------    ------
% of Actual
  as compared
  to Plan                             (C)       (D)       (E)
                                     ------    ------    ------


Overall Performance Percentage = [(C) - (D) - (E)] divided by 3


(1) The Plan EBITDA Return on net assets for Corporate and by division, for purposes of the above calculation, are as follows:



                                                                  3-Year
                                 FY96      FY97      FY98         Average
                                -----     -----     ------       ---------
Corporate                       18.6%     20.9%     23.2%         20.9%

Superior Telecommunications     20.1%     22.6%     25.1%         22.6%

Advance                         19.2%     21.6%     24.0%         21.6%

DNE                             29.2%     32.9%     36.5%         32.9%
